SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2006 (September 28, 2006)

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EPL Intermediate, Inc.

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(Exact name of registrant as specified in its charter)

Delaware	333-115644	13-4092105
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(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

3333 Michelson Drive, Suite 550, Irvine, California 92612

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(Address of principal executive offices) (Zip Code)

(949) 399-2000

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(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EPL Intermediate, Inc.

Current Report on Form 8-K

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

On September 28, 2006, the board of directors (the "Board") of EPL Intermediate, Inc. (the "Company") elected Mr. Douglas Ammerman and Mr. Griffin Whitney to the Board.

There is no arrangement or understanding between Mr. Whitney and any other persons pursuant to which Mr. Whitney was elected as a director of the Company. Mr Whitney is an Associate at Trimaran Capital Partners, L.L.C., an affiliate of the Company's majority stockholder.

Mr. Ammerman and the Company have entered into a letter agreement whereby Mr. Ammerman will be compensated for attending Board meetings and for serving as the chair of the Company's Audit Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2006	EPL INTERMEDIATE, INC.

By: /s/ Pamela R. Milner
	Name:	Pamela R. Milner
	Title:	Assistant Secretary